Investor Presentation

Stifel, Nicolaus
& Company, In

LEGG MASON
CAPITAL MARKETS

A POWERFUL COMBINATION

Forward Statements

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this presentation not dealing with historical results are forward-looking and are based on various assumptions. The ultimate structure of any transaction ultimately consummated by Stifel and Citigroup pertaining to the LM Capital Markets business could vary materially from that outlined herein. Stifel disclaims any intent or obligation to update these forward-looking statements.

Participants

Stifel Financial

Ron Kruszewski	Chairman and CEO
Jim Zemlyak	CFO

Legg Mason Capital Markets

Dick Himelfarb	Director, Investment Banking
Tom Mulroy	Director, Equity Capital Markets
Joe Sullivan	Director, Fixed Income Capital Markets
Hugh Warns	Director, Research

What are We Looking to Accomplish?

Create a Premier Independent Investment Banking and Brokerage Firm

Stifel, Nicolaus & Company, Incorporated

LEGG MASON CAPITAL MARKETS

Combine the Best of Stifel Nicolaus
with the talents of Legg Mason's Capital Markets Group

Why Does this Make Sense?

Consolidation

- Consolidation has forced companies to abandon the middle market
- There is a void in the market we want to serve
- We have the right culture where talented and entrepreneurial individuals want to work

Consolidation

Alex. Brown
Chicago Corp.
C.J. Lawrence
Cowen & Co.
Dain Rauscher
Dillon, Read & Co.
DLJ
Equitable Securities
Everen Securities
Furman Selz
Gerard Klauer Mattison
Hambrecht & Quist
J.C. Bradford & Co.
JW Genesis Securities
Kemper Securities
Kidder, Peabody & Co.
McDonald & Co.
Montgomery Securities
Morgan Keegan & Company
Oppenheimer & Co.
PaineWebber
Ragen MacKenzie
Robertson Stephens
Robinson Humphrey
Sanford C. Bernstein & Co.
Soundview Technology Group
Sutro & Co.
Tucker Anthony
Van Kasper & Co.
Volpe Brown Whelan & Co.
S.G. Warburg
Vector Securities
Wasserstein Perella
Wessels, Arnold & Henderson
Wheat First Securities

Why Does this Make Sense?

The Middle Market Opportunity



Companies
Sell-side Analysts
100
80
60
40
20
0
% of Public US Companies
0
10
20
30
40
50
60
70
80
90
100
100+
Market Cap Range ($billions)

- 96% of M&A opportunities occur below $1 billion
- > 35% decline in coverage of small cap companies (market cap less than $0.5 billion) since 2001-Thomson First Call

US companies with market caps under $10 billion represent 95% of all public equity issuers but receive less proportionate research coverage

Why Does this Make Sense?

Associate Buy In

- Over 90% of Senior Professionals have signed on to join the new firm



100
75
50
25
0
90+%

- Legg Capital Markets personnel will be offered the opportunity to purchase $25 million of Stifel equity via private placement



COMMON STOCK
Stifel Financial Corp.

Stifel, Nicolaus
& Company, Incorporated

- Stifel is a growing firm
- 9 Years of Record Net Revenues
- 2004 ROE 20 %
- 2005 Pre Tax Margins 15 %
- 625 PCG Sales Professionals and 91 Stifel Nicolaus offices
- Diversified Private Client Base
- Strong Regional Public Finance
- Excellent FIG Investment Banking
- Best of Breed Technology
- Entrepreneurial Culture



Stifel has outperformed the major indexes over the trailing 1, 3, and 5 year periods


175%
125%
75%
25%
-25%
-17%
-5%
159%
38%
25%
166%
2%
-1%
22%
5 Years
3 Years
Cal YTD
S&P 500
DJIA
SF

Source Factset of 9/9/2005

LEGG MASON
CAPITAL MARKETS

- Legg Mason Capital Markets is the Capital Markets arm of Legg Mason Wood Walker – *(See Appendix A)*
- This subsidiary is being divested as part of Citigroup Legg Mason transaction

Equity Capital Markets

- 42 research analysts
- ~ 500 companies under research coverage
- ~ 550 companies as market maker
- 194 Equity Sales and Trading Personnel
- International Presence

Fixed Income Group

- 67 Taxable Fixed Income Sales & Trading professionals
- *Institutional Investor* All-star nominated Strategy Team
- Over 1600 active institutional clients
- Annual client trade volume in excess of $66 billion
- Customized advisory approach

Investment Banking

- 80 Investment Banking professionals
- Nationally recognized capital raising and advisory practice
- 7 vertical Industry groups
- 3 additional dedicated practice specialties

LEGG MASON
CAPITAL MARKETS

Legg Mason Capital Markets *(In millions) (Unaudited)*	FY 2005	FY 2004
Equity Sales/Trading……………………………………	$134	$111
Investment Banking……………………………………	58	51
Subtotal Equity Capital Markets…………………	$192	$162
Taxable Fixed Income Sales & Trading………….	54	65
Total Net Revenue…………………………………….	$246	$227
Net Before Allocated Expenses (NBA) …………	$ 56	$ 50
NBA Profit Margin…………………………………….	23%	22%

- *Numbers are derived from management estimates. Operational and integration costs are not included in these estimates and could be significant.*
- *The LM Capital Markets business to be acquired by Stifel excludes the Howard Weil Financial Corporation and its subsidiaries and the municipal finance related segments of the LM Capital Markets business.*
- *Stifel has examined the Legg Mason Capital Markets Business across a range of Net Revenues ranging from $160 million to $240 million. All numbers are unaudited. (FY periods end March 31)*

The Combined Firm

- The largest domestic Equity Research franchise off Wall Street
- Approximately 1,800 employees in 113 offices in US and Europe
- Highly Regarded Private Client Group Manages $24 billion in Client Assets
- Since 2000
  - 583 Public Offerings ($142B) [a]
  - 262 M&A Transactions ($15B)
  - 260 Private Placements ($11B)
- Market-recognized fixed income expertise



Capital Markets
Private Client

a) As Lead or Co managed

Equity Research

Our Research Model

- We are an award winning, stock picking, idea shop, that
  - Consistent winner in WSJ Best of the Street and Forbes.com/Starmine
- focuses on all market caps, but is a leader in Small and Mid cap.
  - Cover the entire spectrum from emerging to mega cap blue chips
- We revel in our Off Wall Street approach as we are staffed predominately with industry professionals from outside Wall Street.
  - Nearly 2/3rds of our analysts worked in the industry they cover

We believe our industry experience, opportunistic approach, and broad market cap coverage drives client returns and our award winning franchise.

Research is the Key

- 54 Analysts (combined firm)
- Over 670 stocks covered
- 38 product teams in 8 sectors
- 3-Tier Rating System
  - Buy
  - Hold
  - Sell


RESEARCH
SN

More than 45% of analysts are homegrown from associates

Intellectual Capital

- # 3 Ranked Research Group by Awards from 2005 WSJ Poll
- # 1 Batting average for firms with more than 35 Analysts

Firm	Awards	Total Analysts
Merrill Lynch	10	59
Jefferies	8	19
Stifel / LM Cap Markets	8	37
JP Morgan Chase	8	51
Piper Jaffray	7	22
Friedman, Billings, Ramsey	7	27
Wachovia Securities	7	32
Raymond James	7	33
A.G. Edwards	7	38
Standard & Poor's.	7	40
Robert W. Baird	6	23
Deutsche Bank	6	35
Bank of America Securities	6	45
UBS	6	45
Avondale Partners	5	6

Firm	Awards	Total Analysts	BA
Stifel / LM Cap Markets	8	37	0.216
A.G. Edwards	7	38	0.184
Standard & Poor's.	7	40	0.175
Deutsche Bank	6	35	0.171
Merrill Lynch	10	59	0.169
JP Morgan Chase	8	51	0.157
Bank of America Securities	6	45	0.133
UBS	6	45	0.133
Credit Suisse First Boston	5	50	0.100
Goldman Sachs	4	40	0.100
Smith Barney	4	46	0.087
Morgan Stanley	4	51	0.078
Lehman Brothers	4	62	0.065
Prudential Equity Group	2	36	0.056
Bear Stearns	2	43	0.047

Source: Wall Street Journal Best of the Street 2005 Analyst Survey

Opportunistic Research Coverage Model

Coverage by Sector



Special Situations 1%
Business & Consumer Services 17%
Financial Services 24%
Real Estate 12%
Technology 14%
Health Care 12%
Telecom and Media 11%
Transportation 3%
Industrial 6%

...Not an S&P shop

Coverage by Market Capitalization



$0-$500 25%
$501-$1,000 17%
$1,001-$2,000 20%
>$2,000 38%

Balanced coverage across industries and market cap segments

Industry Expertise is Key

- Our Thought Leaders include:
  - Former Chief of Staff to the FCC Chairman
  - CEO of Railroad Services Company
  - Senior OCC Bank Regulator
  - Nursing Home Administrator
  - Softlines Retail Senior Executive
  - Senior Healthcare Benefits Consultant
  - 2 P&C Insurance Actuaries
  - CFO – Publicly traded REIT
  - CIO – Publicly traded REIT
  - Federal Reserve Bank Examiner

Our Research Platform



1 Research Group off Wall Street (combined company coverage)
700
600
500
400
300
200
100
0
677
624
610
594
568
565
526
516
496
STIFEL/LM
AGE
RJ
FBR
PJ
PRU
CIBC
WAC
JEFF

Source: Company data, Thomson First Call and Starmine

Equity Sales and Trading

Sales & Trading Locations


Chicago
3 professionals
Cleveland
5 professionals
Boston
10 professionals
New York
26 professionals
Baltimore
76 professionals
Atlanta
3 professionals
San Francisco
5 professionals
Denver
12 Professionals
Kansas City
5 Professionals
Dallas
4 professionals
St Louis
4 Professionals

International

London
Geneva
Madrid

Equity Sales and Trading

- Deliver differentiated ideas and information
- Add value through knowledge, not capital commitment
- Aim to be a top provider of equity research and sales & trading
- Stable model – continuity of coverage
  - Sales teams of 2 – 4 people
  - 24 coverage traders based in Baltimore, Cleveland, Dallas, Denver, Kansas City, San Francisco and St. Louis
  - OTC traders: 13 Market Makers
  - Listed: 7 Block Traders, 18 Floor Professionals, 8 Program Traders
- Market maker in over 800 U.S. domestic equities
- Serve a broad array of clients

Investment Banking

Investment Banking

- The combined firm will have over 100 Professionals in 7 vertical industry groups and 3 focused product groups
- As a result of the combination, investment banking gains a much broader industry footprint

- Education
- Financial Services
- Government & IT Services
- Healthcare
- Real Estate
- Telecommunications
- Transportation/Infrastructure
- Strategic Advisory
- Structured Finance
- Private Finance & Sponsors Group

Public Offering Summary

Transaction	Number of Transactions	Dollars Raised ($MM)
Public Stock Offerings (IPOs and Follow-ons)	268	$48,106
Preferred Offerings	124	$12,765
Public Debt Offerings	48	$11,549
Total	540	$72,422

Combined firms since January 1, 2000. Transactions Lead or Co managed (excludes closed end funds)

M&A and Private Placement Summary

Transaction	Number of Transactions	Dollars Raised ($MM)
M&A Transactions	262	$14,956
Private Placements	260	$11,088
Total	522	$26,045

Combined firms since January 1, 2000

Fixed Income

Fixed Income Capital Markets

- **Stifel has an *Excellent* Municipal Business but … No Taxable Sales & Trading**

Combined Firm will have:

- 67 Institutional Sales and Trading Professionals
- Expertise in Municipal, residential MBS CMBS, Corporate and Government Trading
- Strong Public Finance
- Broad institutional coverage
- Deep relationships
- Account/Commission diversity
- Advice and value-added sales effort



Fixed Income Capital Markets

- 67 institutional taxable fixed income sales and trading professionals with over 1,600 active institutional taxable fixed income clients
- Average daily taxable trade volume in excess of $250 million, with annual taxable trade volume exceeding $66 billion
- Institutional Investor All-Star nominated Taxable Fixed Income Strategists
- Recognized taxable expertise in residential mbs, cmbs, government agencies, and corporate credit
- Combined entity ranks as the # 2 underwriter (negotiated and competitive bid) of new issue long term bank qualified municipals. For 2004 5.1% market share. Between Jan – June 2005 6.5% market share.
- 33 Public Finance Investment Bankers, and 20 institutional municipal sales and trading professionals

Transaction Summary

Transaction Structure

Transaction Type .... Asset Purchase

Transaction Structure: Assets Acquired & Liabilities Assumed

1) Purchase of Net Trading Inventory at Fair Value (Estimated at $25 - $50 million of liquid marketable securities) (1)
2) Purchase of Net Assets estimated at $6 - $8 million (Primarily fixed assets)
3) Assumption of certain agreed upon liabilities including leases and contracts and other items related to the operation of the business

Expected Closing ....4th Quarter 2005

1) Net trading inventory is the sum of long and short positions combined

Consideration

	Min	Max
Estimated Net Fixed Assets	$6,000	$8,000
Cash at Closing (Premium to Net Assets) . .	$7,000	$7,000
3 Year Earn Out	-	$30,000
PV of Tax Benefit (1)	($3,602)	($10,413)
After Tax Consideration	$9,398	$34,587

(1) Deal allows goodwill to be deducted over 15 years for tax purposes, present value assumes 40% tax rate and 10% discount rate.

Other Incentives

	Total (1)	Annual Non Cash Charge (1)
Approximately 1.37 million Stock Units to LM Professionals (2)	$34,250	$11,417
Approximately 530,000 Stock Units Related to Equity Buy in (2)	$13,250	$4,417
Tax Benefit (3)	(19,000)	($6,333)
After Tax Incentives	$28,500	$9,500

(1) *Assumes a $25 Stifel stock price*

(2) *Assumes purchase of up to 1,060,000 shares of Stifel stock in a private placement expected to close simultaneously with the transaction*

(3) *Other consideration is tax deductible over 3 years, assumes 40% tax rate.*

Estimated Share Issuance

	Gross	Net (1)
Diluted Shares Outstanding (000)	12,415	12,415
Shares sold to employees in private placement	1,060	1,060
Units issued out of benefit plans		
Match units from private placement	530	318
Incentive units	1,370	822
Estimated shares/units issued	2,960	2,200
Estimated Diluted Shares	15,375	14,615

(1) *Net share/unit reductions assume 40% tax rate.*

Transaction Success Factors

Challenges	Success Factors
Financial	✓ Three Year Vesting of consideration allocated to LM Capital Markets professionals ✓ Earn Out Structure to Citigroup
People	✓ Approximately 160 Senior Professionals have agreed to join the combined firm ✓ SF Board Representation ✓ LM Professional Buy in
Integration	✓ Transition Services Agreement with Citigroup and Legg Mason ✓ Option to use clearing services of Citi/Legg to facilitate smooth integration

Net Revenue Diversification

Stifel Nicolaus


2%
7%
16%
76%
Fixed Income
Equity CM
Private Client
Other

LM Capital Markets


30%
70%
Fixed Income
Equity Capital Markets

A Powerful, Balanced Combination


2%
16%
42%
40%
Fixed Income
Equity CM
Private Client
Other

Proforma Ownership


20%
16%
64%
Insider
Institutional
Other


Stifel, Nicolaus
& Company, Incorporated
LEGG MASON
CAPITAL MARKETS
A POWERFUL
COMBINATION
That Makes Sense to Meet
Today's Market Opportunities

Appendix A

Stifel Financial

Stifel Financial Corp. is the parent company of Stifel, Nicolaus & Company, Incorporated, a regional, full-service brokerage and investment banking firm founded in 1890 and headquartered in St. Louis, Missouri, which operates 91 offices in 17 states, mostly in the central United States. A full range of investments, including stocks, corporate and municipal bonds, mutual funds, annuities, insurance, options, and managed assets accounts are available through the firm. Stifel Financial Corp. is listed on the New York Stock Exchange under the symbol “SF.” To learn more about Stifel, please visit the company’s web site at www.stifel.com.

LM Capital Markets

The LM Capital Markets business is part of Legg Mason Wood Walker, Inc., which Citigroup recently agreed to acquire from Legg Mason, Inc. The LM Capital Markets business to be acquired by Stifel includes the Investment Banking, Equity and Fixed Income Research, Equity Sales and Trading, Structured Finance, and Taxable Fixed Income Sales and Trading Departments of Legg Mason. This division has nearly 500 associates in 22 offices in the United States and Europe. The LM Capital Markets business to be acquired by Stifel excludes the Howard Weil Financial Corporation and its subsidiaries and the municipal finance related segments of the LM Capital Markets business. To learn more about LM Capital Markets, please visit Legg Mason's website at www.leggmason.com and visit the capital markets section.